UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2013
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11 North Water Street, Suite 18290 Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01                      Other Events.

On February 21, 2013, International Shipholding Corporation, a Delaware corporation (the “Company”), completed its previously-announced public sale of $25 million aggregate amount of shares of its 9.50% Series A Cumulative Redeemable Perpetual Preferred Stock (the “Series A Preferred Shares”) at the public offering price of $100.00 per share.  For more information regarding the terms of the Series A Preferred Shares, see the Company’s Certificate of Designations, Preferences and Rights filed with the Securities and Exchange Commission as Exhibit 3.3 to the Company’s Form 8-A dated February 20, 2013 and incorporated herein by reference.

A copy of the press release announcing the completion of the Company’s offering of the Series A Preferred Shares is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This report includes certain forward-looking statements that are based on current expectations only, and are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause actual events and results to differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect.  Factors that could affect actual results include but are not limited to: changes in our cash requirements or financial position; unforeseen delays in the New York Stock Exchange listing process; changes in general market, economic, regulatory or industry conditions; and other risks referenced from time to time in our filings with the Securities and Exchange Commission.   You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors, nor can we predict the impact of each such factor on our plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any of our forward-looking statements.  Accordingly, you are cautioned not to place undue reliance upon any of our forward-looking statements, which speak only as of the date made.  We undertake no obligation to update or revise for any reason any forward-looking statements made by us or on our behalf, whether as a result of new information, future events or developments, changed circumstances or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.             Description
1.1*	Underwriting Agreement, dated February 14, 2013, between the Company, Incapital LLC and DNB Markets, Inc.
3.1
Certificate of Designations, Preferences and Rights of 9.50% Series A Cumulative Redeemable Perpetual Preferred Stock (filed with the Securities and Exchange Commission as Exhibit 3.3 to the Company’s Form 8-A dated February 20, 2013 and incorporated herein by reference).

4.1
Specimen of 9.50% Series A Cumulative Redeemable Perpetual Preferred Stock (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-A dated February 20, 2013 and incorporated herein by reference).

5.1*	Opinion of Jones Walker LLP relating to the sale of the Series A Preferred Shares.
23.1*	Consent of Jones Walker LLP (included in Exhibit 5.1).
99.1*	Press release dated February 21, 2013 announcing the completion of the Company’s offering of the Series A Preferred Shares.
__________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

       /s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:           February 21, 2013